SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )


Filed  by  the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                           Kaire Holdings Incorporated
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

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3)   Per  unit  price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4)   Proposed  maximum  aggregate  value  of  transactions:

--------------------------------------------------------------------------------

5)   Total  fee  paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)   Amount  Previously  Paid: _________________________________________________

2)   Form, schedule or Registration Statement No.: _____________________________

3)   Filing  Party: ____________________________________________________________

4)   Date  Filed. ______________________________________________________________

Kaire Holdings Incorporated
1429 South Robertson Blvd.
Los Angeles, CA 90035

December 17, 2001

Dear Kaire Holdings Incorporated Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Kaire Holdings Incorporated, a Delaware Corporation ("KAHI") to be held on January 31, 2002 at 1:00P.M, local time, at KAHI Headquarters, 1429 South Robertson Blvd., Los Angeles, CA 90035

At the Annual Meeting, the Stockholders will vote upon the following:
     -    The  re-election  of  the  Board  of  Director.
     - To approve and adopt an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock.
     - To approve the appointment of Pohl, McNabola, Berg & Company LLP as auditors for Kaire Holdings Incorporated.
     - To approve the spin-off of Classic Care Pharmacy as a separate public company.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on January 31, 2002.

Very  truly  yours,

/x/  Steven  Westlund
Steven  Westlund
Co-Chairman  of  the  Board  and
Chief  Executive  Officer

                           KAIRE HOLDINGS INCORPORATED
                           1429 SOUTH ROBERTSON BLVD.,
                              LOS ANGELES, CA 90035

                            NOTICE OF ANNUAL MEETING



     The Annual Meeting of Stockholders of Kaire Holdings Incorporated will be held at KAHI Headquarters, at 1429 South Robertson Blvd., Los Angeles, CA 90035, on January 31, 2002 at 1:00 PM, local time, for the following purposes:

     1. To re-elect the Board of Director to hold office until the next Annual Meeting of Stockholders or until a successor is elected; and

     2. To approve the action of the Board request of increasing the stock authorized to nine hundred million (900,000,000) shares.

     3. To approve the appointment of Pohl, McNabola, Berg & Company LLP as auditors for Kaire Holdings Incorporated.

     4. To approve the spin-off of Classic Care Pharmacy as a separate public company.

     5. To transact such other business as may properly come before the Annual Meeting of Stockholders.


     Holders of record of common stock at the close of business on December 3, 2001 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                              Owen  Naccarato
                                              Secretary

                           KAIRE HOLDINGS INCORPORATED
                           1429 SOUTH ROBERTSON BLVD.,
                              LOS ANGELES, CA 90035


                                 PROXY STATEMENT



                                                               December 17, 2001

     This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors of Kaire Holdings Incorporated (the "Company") of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is December 17, 2001. A Proxy may be revoked at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any proxy previously given.

     When you sign and return the enclosed Proxy the shares represented thereby will be voted for the nominees for director listed in the proxy card, unless otherwise indicated on the Proxy. The enclosed Proxy also permits you to withhold authority for one or more nominees.

                                VOTING SECURITIES

     All holders of record of the Company's Common Stock at the close of business on December 3, 2001 are entitled to vote at the Meeting. On that date, 251,497,472 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

VOTING  OF  PROXIES

     When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

     "FOR"  the  re-election  of  the Board of Director named on the proxy card;

     "FOR" the approval to increase the stock authorized from four hundred million (400,000,000) to nine hundred million (900,000,000) shares:

     "FOR" the approval to appoint Pohl, McNabola, Berg & Company LLP as auditors for Kaire Holdings Incorporated.

     "FOR" the approval to spin-off Classic Care Pharmacy as a separate public company.


     You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.

     Directors will be elected at the Meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

     The  cost  of  all  solicitation  will  be  borne  by  the  Company.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTOR
                           (Item 1 on the Proxy Card)

     The Board of Directors is composed of one member. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. The director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

     The following summary information sets forth information concerning the Company's directors and nominees:

Steven Westlund - Chairman     Mr. Westlund has been the Chief Executive Officer
--------------------------
and a director of Kaire since May 1995 and was elected Chairman of the Board in December 1995. Prior to Kaire, Mr. Westlund was Chairman of the Board and Chief Executive Officer of Vitafort International Corporation from May 1993 through May 1995. Vitafort manufactured and sold fat free foods. From January 1991 to May 1993, Mr. Westlund was Chief Executive Officer of Lorenz/Germaine Incorporated and concurrently from January 1991 to June 1992 he acted as Chairman and Chief Executive Officer of Auto Giant. Mr. Westlund specializes in corporate restructuring and the development and marketing of specialized products and services.


                             DIRECTORS' COMPENSATION

The  Director  does  not  receive  compensation  for  his  services as director.


                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS


There were five Board of Directors meetings held in year 2001. The directors had the option to attend via conference call. All directors attended the meetings.


                                BOARD COMMITTEES

The Board of Directors has established three committees: the Compensation, the Stock Option Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

COMPENSATION COMMITTEE

     The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company, other than the President and makes recommendations to the Board of Directors concerning the compensation of the President of the Company. The Compensation Committee also determines any grants of stock or stock options under the Consultants and Advisors Plan to non-employee consultants and advisors. The Compensation Committee did not meet in 2000.

STOCK OPTION COMMITTEE

     The Stock Options Committee reviews and approves the Company's stock option and stock purchase plans covering employees, including the implementation of new plans if desirable. The Stock Option Committee met once in 2000.

AUDIT  COMMITTEE

     The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met once in 2000.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 30, 2000, we acquired Classic Care Pharmacy for a purchase price of $9,500,000 to be paid in a combination of cash and our stock. Asher Gottesman, who is now on our board of directors, received 10,333,333 shares of our common stock out of the 15,499,999 issued and is due a balance payment of $1,301,000. This amount is to be paid out over time. In addition, if the common stock received is not equal to or greater than $.42 per share during the period ended October 31, 2001, we will be required to issue sufficient additional shares of common stock or pay additional cash to insure that the total consideration paid for the acquisition is $9,500,000. Pursuant to this agreement the additional stock or cash was to be paid by November 30, 2001.

     On November 1, 2001, Kaire Holdings entered into a new agreement with the original Classic Care's owners, pending shareholder approval, whereby Kaire will assign approximately fifty four percent (54%) ownership of the Classic Care Pharmacy ("CC") back to the original owners of the CC pharmacy, with Kaire retaining approximately 35% of the equity in CC. In consideration of the assignment, all amounts due the CC prior owners will be deemed satisfied with the exception of a One Year 4% Convertible Note (the "Note") in the amount of USD $2,000,000.00 that the CC Owners agree to hold. The note will mature one year hence ("Maturity Date"), and if not paid when due, Kaire will have the option to return 2,000,000 of its shares of Classic Care to the note holders in settlement of the note. Interest will be payable within 30 days of the maturity date in cash or in Kaire common stock. Kaire intends to dividend to Kaire shareholders approximately 49% of its position in CC. Kaire Holdings.

     If Kaire is unsuccessful in obtaining the required shareholder approval for the spin-off, Kaire will return 85% ownership of Classic Care (the "foreclosure Shares") back to the CC Owners as an accord and satisfaction of the debt owed by Kaire to the CC Owners. In addition, the CC Owners shareholders will cancel any amounts due them by Kaire. The shareholder approval date shall be no later than February 9, 2002.

     The Company's Audit Committee currently consists of Steven Westlund and Owen Naccarato.

     The Company's Board will follow the advice of the Audit Committee on transactions that could have the potential appearance of not being at arms length transaction.


COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table summarizes the compensation earned and paid by the Company to each Officer and to all Executive Officers as a group for services rendered in all capacities during the year ended December 31, 2000:


                                           SUMMARY COMPENSATION TABLE

Payouts                Annual Compensation                    Long Term Compensation Awards
---------------------  -------------------------------------  -------------------------------------------------
(a)                    (b)    (c)      (d)     (e)            (f)          (g)           (h)       (i)
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
Name                   Year   Salary   Bonus   Other Annual   Restricted   Securities    LTIP      All Other
and                                            Compensation   Stock        Underlying    Payouts   Compensation
Principal                                      ($)            Awards       Options/SAR   ($)       ($)
Position                                                      ($)          (#)
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
CEO                     2000     100K                                         4,833,333
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
President               2000      75K                                         3,333,333
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
CFO                     2000      87K                                         3,333,333
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
Total:                           262K
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------
Directors                        187K
as a
Group
---------------------  -----  -------  ------  -------------  -----------  ------------  --------  ------------


Options/SAR Grants in the Last Fiscal Year

Name                Number of Securities  % of Total Options/SARS  Exercise or   Expiration Date
                    Underlying            Granted to Employees in  Base Price
                    Options/SARS Granted  Fiscal Year
------------------  --------------------  -----------------------  ------------  ---------------
Steven R. Westlund             6,000,000                       40  $        .05  April 2005
------------------  --------------------  -----------------------  ------------  ---------------
Owen M. Naccarato              4,500,000                       30  $        .05  April 2005
------------------  --------------------  -----------------------  ------------  ---------------
Mark L. Baum                   4,500,000                       30  $        .05  April 2005
------------------  --------------------  -----------------------  ------------  ---------------

Chief  Executive  Officer  Compensation:

On April 1, 2000, Mr. Westlund signed a three-year employment agreement. The contract calls for Mr. Westlund to be paid a base salary of $8,333.33 per month for the first year of the term. Mr. Westlund's base salary shall increase 15 % per year for the second year and third years, respectively, per the agreement.

Although Mr. Westlund's Employment Agreement states that his salary is to be $8,333.33 per month, his actual pay has been $ 4,000.00 per month. Mr. Westlund is entitled to be paid the balance of his monthly compensation in either cash or equity. Additionally, Mr. Westlund has been granted an option to purchase up to 6 million shares of Kaire common stock over the next 5 years at an option price of $ 0.05 per share. To date, Mr. Westlund has exercised options to purchase 1,166,667 shares of our common stock.

Chief  Financial  Officer  Compensation:

On April 1, 2000, Mr. Naccarato signed a three-year employment agreement. The agreement calls for Mr. Naccarato to be paid a base salary of $7,250.00, per month for the first year of the term. Mr. Naccarato's base salary shall increase 15 % per year for the second year and third years, respectively, per the agreement.

Although Mr. Naccarato's Employment Agreement states that his salary is to be $7250.00 per month, his actual pay has been $ 4,000.00 per month. Mr. is entitled to be paid the balance of his monthly compensation in either cash or equity. Additionally, Mr. Naccarato has been granted an option to purchase up to
4.5 million shares of Kaire Common Stock over the next 5 years at an option price of $ 0.05 per share. To date, Mr. Naccarato has exercised 1,166,667 shares of our common stock.

President's  Compensation:

On April 1, 2000, Mr. Baum signed a three-year employment agreement. The agreement calls for Mr. Baum to be paid a base salary of $ 6,250.00, per month for the first year of the term. Mr. Baum's base salary shall increase 15 % per year for the second year and third years, respectively, per the agreement.

Although Mr. Baum's Employment Agreement states that his salary is to be $6250.00 per month, his actual pay has been $ 4,000.00 per month. Mr. is entitled to be paid the balance of his monthly compensation in either cash or equity. Additionally, Mr. Baum has been granted an option to purchase up to 4.5 million shares of Kaire common stock over the next 5 years at an option price of $ 0.05 per share. To date, Mr. Baum has exercised options to purchase 1,166,667 shares of our common stock.

Compensation  of  Directors:

Directors receive no remuneration for their services as directors at this time.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of the date of this prospectus regarding certain ownership of Kaire's outstanding common stock by all officers and directors individually, all officers and directors as a group, and all beneficial owners of more than five percent of the common stock.



    Name and Address         Shares Beneficially Owned (1)     Percent of Class
Steven R. Westlund                   4,833,333(2)                    3.94%
7348 Bellaire Avenue
North Hollywood, CA  91605

Owen M. Naccarato                    3,333,333(2)                    2.75%
7348 Bellaire Avenue
North Hollywood, CA  91605

Mark L. Baum                         3,333,333(2)                    2.75%
7348 Bellaire Avenue
North Hollywood, CA  91605

Asher Gottesman                     10,333,333(3)                    8.80%
7348 Bellaire Avenue
North Hollywood, CA  91605

     (1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of the registration statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are exercisable within 60 days of the date of this registration statement have been exercised. Unless otherwise indicated, we believe that all persons named in the table have voting and investment power with respect to all shares of common stock beneficially owned by them.

     (2) Represents options to purchase shares of our common stock at $0.05 per share, which options are currently exercisable.

     (3) Includes 3,000,000 shares of common stock held in escrow as collateral against the $300,000 convertible note issued on August 17, 2001 to Laurus Master Fund, Ltd.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

     The  Company  has  been registered pursuant to Section 12 of the Securities
Exchange Act of 1934 since September 23, 1990 and, by reason thereof, all officers, directors and 10% or more shareholders of the Company became obligated to file Forms 3, 4 and 5, describing the ownership of securities in the Company and any changes thereto, as they may apply, since that date. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations made to the Company, no other reports were required, during and with respect to the fiscal year ended December 31, 2000 and all Reporting Persons have complied with all filing requirements applicable to them.


ACCOUNTANTS

     Pohl, McNabola, Berg & Company LLP have been the independent public accountants of the Company for the year ending December 31, 2000 to examine the Company's financial statements and have been selected to be the independent public account for the year ending December 31, 2002. One or more members of Pohl, McNabola, Berg & Company LLP are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors, which consists of two Members, of which none are independent directors (as that term is defined in Rule 4200 (a) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.

     Management has primary responsibility for the Company's financial statements, and the overall reporting process, including its system of internal controls. Pohl, McNabola, Berg & Company LLP, the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under generally accepted accounting principles.

     In fulfilling its responsibilities for the review of the Audited Consolidated Financial Statements for the year ended December 31, 2000, the Audit Committee:

     -  -       Reviewed  and  discussed  the  Audited  Consolidated  Financial
     Statements for the year ended December 31, 2000 with management and Pohl, McNabola, Berg & Company LLP.

     -  -       Discussed  with  Pohl, McNabola, Berg & Company LLP. the matters required to be discussed in Statement of Auditing Standards No. 61 relating to the scope and results of the audit.

     -  -       Received  written disclosure and the letter from Pohl, McNabola,
     Berg & Company LLP regarding its independence as required by the Independence Standards Board No. 1. The Audit Committee also discussed with Pohl, McNabola, Berg & Company LLP their non-independence.

     -  -      Reviewed the Memorandum of Recommendations on internal weaknesses prepared by Pohl, McNabola, Berg & Company LLP and the recommendations for improvement prepared by management


     Based upon this review, the Audit Committee recommended to the full Board of Directors that the Audited Consolidated Financial Statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the United States Securities and Exchange Commission ("SEC").

     The Board of Directors of the Company has not adopted a written charter for its Audit Committee.

     The Audit Committee of the Board of Director consists of Steven Westlund and Owen Naccarato.

AUDIT FEES

     Audit fees billed by Pohl, McNabola, Berg & Company LLP for professional services rendered for the audit and reviewing the financial statements included in the Company's quarterly reports on Form 10-QSB for fiscal 2000 of the Company's annual financial statements for the fiscal year ended December 31, 2000 were approximately $44,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There  were  no professional services rendered to the Company in this area.

ALL  OTHER  FEES

     Fees billed by Pohl, McNabola, Berg & Company LLP for all other non-audit services, were, tax-related services for $6,262.50 and fees for responding to SEC comments for $9,567.82.

                                  PROPOSAL TWO
    DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM
                           400,000,000 TO 900,000,000
                           (ITEM 2 ON THE PROXY CARD)

     At the Annual Meeting, shareholders will be asked to approve and Consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 900,000,000 shares.

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to 1) provide for the conversion of existing debt, 2) facilitate the possible raising of additional capital through the sale of securities, 3) to grant options or other stock incentives to the Company's employees, 4) for a possible acquisition of another company or its business or assets, an 5) to seek to establish a strategic relationship with a corporate partner.

     As of the date of this Proxy, Kaire had $1,001,497 of convertible notes remaining on the Balance sheet.

These notes bear interest at 8% and are convertible into our common stock at the lesser of:

     a)  $0.0073;  or

     b) 80% of the average of the three lowest closing prices of our common stock for the sixty trading days immediately prior to the conversion date.

          Upon the consent by the stockholders to the adoption of Amendment, the Company will make the necessary filing of the Amendment with the Secretary of State of Delaware.

          The Board of Directors has adopted, and recommends that the stockholders approve the adoption of the Amendment.

                                 PROPOSAL THREE

              THE APPOINTMENT OF POHL MCNABOLA, BERG & COMPANY LLP
                                 AS AUDITORS FOR
                           KAIRE HOLDINGS INCORPORATED
                           (ITEM 3 ON THE PROXY CARD)


     The Board of Directors of the Company has selected Pohl, McNabola, Berg & Company LLP, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31. 2002. Pohl, McNabola, Berg & Company LLP, has served in this capacity since December 31, 1998. Representatives of Pohl, McNabola, Berg & Company LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

     The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of Pohl, McNabola, Berg & Company LLP.

     The Board of Directors is submitting the approval of Pohl, McNabola, Berg & Company LLP to stockholders as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Board of directors will reconsider its approval of Pohl, McNabola, Berg & Company LLP as the Company's independent public accountants for the year ended December 31, 2002. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

AUDIT  FEES

     Audit fees billed by Pohl, McNabola, Berg & Company LLP for professional services rendered for the audit and reviewing the financial statements included in the Company's quarterly reports on Form 10-QSB for fiscal 2001 of the Company's annual financial statements for the fiscal year ended December 31, 2001 were approximately $44,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There  were  no professional services rendered to the Company in this area.

ALL  OTHER  FEES

     Fees billed by Pohl, McNabola, Berg & Company LLP for all other non-audit services, were, tax-related services for $6,262.50 and fees for responding to SEC comments for $9,567.82.

                                  PROPOSAL FOUR

                   THE SPIN-OFF OF CLASSIC CARE PHARMACY AS A
                            SEPARATE PUBLIC COMPANY.


     At the Annual Meeting, shareholders will be asked to approve to spin-off Classic Care Pharmacy as a separate public company. Kaire Holdings would retain the Health Advocate Program which serves the HIV community Los Angeles and Orange Counties in California, by providing pharmaceuticals and information, and Classic Care would retain the specialized pharmacy care business which services bed and board facilities throughout Los Angeles and Orange Counties in California

     Since 1999, Kaire has been serving the HIV community through its Health Advocate Program ("HAP"). In May of 2000, Kaire acquired Los Angeles-based Classic Care pharmacy, which provides specialized pharmacy care services to bed and board facilities throughout Los Angeles and Orange Counties in California. At the time of the Classic Care acquisition, the HAP program was in its infancy and was easily adsorbed by the Classic Care operations. The HAP program has grown steadily and has become a burden on the Classic Care pharmacy, which is structured to provide for a different client base. By spinning off Classic Care, the Kaire Holdings hopes to achieve; 1) a more efficient operation in both business lines, 2) the ability to grow faster and handle the growth due to the expected efficiencies to be achieved, and 3) a way to meet the intended obligations of the original acquisition that will benefit both Kaire shareholders and the Classic Care Shareholders.

     Under this proposed spin-off, Classic Care would have 11,100,000 shares of stock. Classic Care prior shareholders would own 54%, or 6,000,000 shares. Kaire Holdings would own 35%, or 3,900,000 shares. Of the 3,900,000 shares that will be owned by Kaire in Classic Care, 1.9 million shares will be distributed directly to the shareholders based on the percentage of ownership of each shareholder in Kaire Holdings. The officers of Kaire Holdings and the prior shareholders of Classic Care Pharmacy will receive 7% or 800,000 shares. The remaining 4%, or 400,000 shares will be reserved for a Classic Care employee stock option plan.

     Kaire will issue a $2,000,000 convertible note due to Classic Care, payable at 4% with a one-year maturity. At maturity, Kaire will have the option to pay $2,000,000, plus 4% interest, or exchange the remaining 2,000,000 shares investment in Classic Care in satisfaction of the debt. The remaining two million shares will be held in reserve in the event they are used to satisfy the note.

     In the event this proposal is not approved, Kaire will retain a 15% equity ownership in Classic Care and the former Classic Care shareholders will receive 85% ownership in Classic Care. The 15% ownership retained by Kaire represents a repayment for funds invested in Classic Care. Proforma financial statements are provided in the following Exhibits:

     Exhibit  I:      Kaire Holdings December 31, 2000
     Exhibit  II:     Kaire Holdings September 30, 2001

     Exhibit  III:    Classic Care December 31, 2000
     Exhibit  IV:     Classic Care September 30, 2001

          The Board of Directors has adopted, and recommends that the stockholders approve the proposed spin-off of Classic Care Pharmacy as a separate public company.


                                  OTHER MATTERS


     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Special Meeting.

SUBMISSION  OF  2001  STOCKHOLDER  PROPOSALS

     Proposals of stockholders that are intended to be presented at the annual meeting in 2002 much be received by the Secretary of Kaire Holdings Incorporated, 1429 South Robertson Blvd., Los Angeles, California 90035, no later than December 31, 2002 to be considered for inclusion in the Company's 2002 Proxy material.

     A copy of the Company's Form 10-KSB may be obtained by written request from Steven Westlund, Chief Executive Officer, at the Company, 1429 South Robertson Blvd., Los Angeles, CA 90035

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                        By order of the Directors


                                        Owen  Naccarato
                                        Secretary


Dated: December 17, 2001

                            THE BOARD OF DIRECTORS OF
                           KAIRE HOLDINGS INCORPORATED


Dated:  December 17, 2001

KAIRE HOLDINGS INCORPORATED - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven Westlund and Owen Naccarato jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Kaire Holdings Incorporated,
                                --------------
(the "Company") to be held at the Corporate Headquarters, on January 31, 2002, at 1:00 PM local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

--------------------------------------------------------------------------------

1.   ELECTION  OF  DIRECTORS:

Nominee:  Steven  Westlund

     [ ] VOTE FOR ALL NOMINEES ABOVE     [ ] VOTE WITHHELD FROM ALL
                                             NOMINEE
                                         (Except as withheld in the space below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

--------------------------------------------------------------------------------

2.   APPROVAL  OF  INCREASE  IN  NUMBER  OF  COMMON  STOCK:

     Approval of an amendment to the Company's certificate of incorporation to increase the number of the Common Stock authorized to be issued to 900,000,000 shares.

     [ ] VOTE FOR       [ ] VOTE AGAINST       [ ] ABSTAIN

--------------------------------------------------------------------------------

3.   RATIFICATION  OF  ACCOUNTANTS:

     Ratification and approval of the selection of. Pohl, McNabola, Berg & Company LLP as independent auditors for the fiscal year ending December 31, 2002


     [ ] VOTE FOR       [ ] VOTE AGAINST       [ ] ABSTAIN

--------------------------------------------------------------------------------

4.   APPROVAL  FOR  SPIN-OFF  OF  CLASSIC  CARE  PHARMACY

     To  approve Spin-off of Classic Care Pharmacy as a separate public company.

     [ ] VOTE FOR       [ ] VOTE AGAINST       [ ] ABSTAIN

--------------------------------------------------------------------------------

UNLESS  OTHERWISE  SPECIFIED  BY  THE  UNDERSIGNED, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2, 3 and 4 AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________,  200_


SIGNATURE  OF  STOCKHOLDER

--------------------------------------------------------------------------------


PRINTED  NAME  OF  STOCKHOLDER

--------------------------------------------------------------------------------


TITLE  (IF  APPROPRIATE)

--------------------------------------------------------------------------------


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. [ ]

                                      KAHI

                           KAIRE HOLDINGS INCORPORATED
                           1429 South Robertson Blvd.
                          Los Angeles, California 90035
                                  310-273-5181
                                  310-385-8313 (Fax)

SHAREHOLDER  PROPOSALS

To be considered for inclusion in the Proxy Statement and for the consideration at the Meeting, shareholder proposals must be submitted on a timely basis. The Company must receive proposals for the 2002 Annual Meeting of Shareholders not later than a reasonable time before the Meeting begins in order that they are included in the proxy statement and for the proxy relating to that meeting. The Company recommends that shareholders who wish to submit proposals contact the Company substantially earlier than such date. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

Additional  Information

The Company will provide, without charge to any person from whom a Proxy is solicited by the Board of Directors, upon written request of such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to: Investor Relations Department, Kaire Holdings Incorporated, 1429 South Robertson Blvd., Los Angeles, California 90035.




                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /S/  OWEN  NACCARATO
                                 -----------------------------------
                                 OWEN  NACCARATO
                                 SECRETARY


DECEMBER 17, 2001

                                                                                                                       Exhibit I

                                                     KARIE HOLDINGS
                                                    BALANCE SHEET AND
                                                 STATEMENT OF OPERATIONS
                                                    DECEMBER 31, 2000


                                                                                                       ELIMINATE
                                        CONSOLIDATED        ELIMINATE                                  GOODWILL
                                          BALANCE          CLASSIC CARE         KAIRE        AIDS     AND RECORD     PROFORMA
                                         12/31/2000    06/01/00 - 12/31/00    12/31/2000   PHARMACY      DEBT         BALANCE
                                       --------------  --------------------  ------------  ---------  -----------  -------------
Cash                                         311,716               205,424       106,292                                106,292
Accounts receivable                        1,046,682             1,046,682             -     65,596                      65,596
Inventory                                    385,219               385,219             -                                      -
Other current assets                          95,470                18,929        76,541                                 76,541
Property and Equipment, net                  278,147               250,684        27,463                                 27,463
Notes receivable                             280,500               280,500             -                                      -
Investments                                   35,028                     -        35,028                                 35,028
Investment in Classic Care                         -                     -             -               3,900,000      3,900,000
Goodwil                                    9,202,267                           9,202,267              (9,202,267)             -
                                       --------------  --------------------  ------------  ---------  -----------  -------------

Total Assets                              11,635,029             2,187,439     9,447,591     65,596   (5,302,267)     4,210,920
                                       ==============  ====================  ============  =========  ===========  =============

Accounts payable                           1,485,944             1,476,058         9,885                                  9,885
Other liabilities & accrued expense          247,580                88,739       158,841                                158,841
Note payable Classic Care                          -                     -             -               2,000,000      2,000,000
Other long-term liabilities                1,189,974               (89,391)    1,279,365                              1,279,365
Convertible notes & accrued interest       1,057,233                     -     1,057,233                              1,057,233
Common stock                                 117,765                 1,000       116,765                                116,765
Additional paid in capital                41,134,990               103,439    41,031,550                             41,031,550
Stockholders equity                                                                    -     16,576                      16,576
Retained earnings                        (33,598,456)              607,593   (34,206,049)    49,020   (7,302,267)   (41,459,296)
                                       --------------  --------------------  ------------  ---------  -----------  -------------

Total Liability and Equity                11,635,029             2,187,439     9,447,591     65,596   (5,302,267)     4,210,920
                                       ==============  ====================  ============  =========  ===========  =============


Revenue                                    5,707,700             5,624,827        82,873    174,922                     257,795
Cost of goods                              4,056,631             3,761,756       294,875    166,498                     461,373
                                       --------------  --------------------  ------------  ---------  -----------  -------------
Gross profit                               1,651,069             1,863,071      (212,002)     8,424            -       (203,578)

Operating expenses                         2,424,026             1,885,360       538,665     25,000                     563,665
                                       --------------  --------------------  ------------  ---------  -----------  -------------
Income (loss) from operations               (772,956)              (22,289)     (750,667)   (16,576)           -       (767,243)

Eliminate goodwill                                                                                      (276,465)      (276,465)
Other expense (income)                     1,635,018                           1,635,018                              1,635,018
                                       --------------  --------------------  ------------  ---------  -----------  -------------
Income before taxes                       (2,407,975)              (22,289)   (2,385,686)   (16,576)     276,465     (2,125,797)

Income taxes                                   5,200                   800         4,400                                  4,400
                                       --------------  --------------------  ------------  ---------  -----------  -------------
Net income (loss)                      $  (2,413,175)              (23,089)   (2,390,086)   (16,576)     276,465   $ (2,130,197)

Weighted average shares                  104,953,458                                                  15,500,000     89,453,458
Earnings (loss) per share              $       (0.02)                                                              $      (0.02)

                                                                                                                      Exhibit II

                                                     KARIE HOLDINGS
                                                    BALANCE SHEET AND
                                                 STATEMENT OF OPERATIONS
                                                   SEPTEMBER 31, 2000


                                                                                                                     ELIMINATE
                                        CONSOLIDATED        ELIMINATE                                                GOODWILL
                                          BALANCE         CLASSIC CARE      CLASSIC CARE      KAIRE        AIDS     AND RECORD
                                         9/30/2001     01/01/01 - 9/30/01    ADJUSTMENTS    9/30/2001    ADD BACK      DEBT
                                       --------------  -------------------  -------------  ------------  ---------  -----------
Cash                                          90,286             (254,064)      (254,064)       90,286
Accounts receivable                        1,685,527            1,685,527                            -    159,913
Inventory                                    546,264              546,264                            -
Other current assets                         233,129               15,129                      218,000
Property and Equipment, net                  271,827              254,821                       17,006
Other assets                                 670,879                    -       (559,310)      111,569
Investment in Classic Care                         -                    -                            -               3,900,000
Goodwil                                    8,846,831                    -                    8,846,831              (8,846,831)
                                       --------------  -------------------  -------------  ------------  ---------  -----------

Total Assets                              12,344,743            2,247,677       (813,374)    9,283,692    159,913   (4,946,831)
                                       ==============  ===================  =============  ============  =========  ===========

Accounts payable                           2,376,481            1,732,338       (254,064)      390,079
Other liabilities & accrued expense          180,447                  800                      179,647
Note payable Classic Care                          -                    -                            -               2,000,000
Other long-term liabilities                  971,989             (389,392)                   1,361,381
Convertible notes & accrued interest       1,535,496               90,690       (559,310)      885,496
Common stock                                 234,028                1,000              -       233,028
Additional paid in capital                42,223,109              103,438              -    42,119,671
Stockholders equity                                                                                       333,938
Retained earnings (deficit)              (35,176,809)             708,801              -   (35,885,610)  (174,025)  (6,946,831)
                                       --------------  -------------------  -------------  ------------  ---------  -----------

Total Laibilities and equity              12,344,741            2,247,675       (813,374)    9,283,692    159,913   (4,946,831)
                                       ==============  ===================  =============  ============  =========  ===========


Revenue                                   11,391,327           11,391,327              -             -    959,476
Cost of goods                              9,495,792            9,495,792              -             -    908,501
                                       --------------  -------------------  -------------  ------------  ---------  -----------
Gross profit                               1,895,535            1,895,535              -             -     50,975            -

Operating expenses                         2,875,490            1,615,510              -     1,259,980    225,000
                                       --------------  -------------------  -------------  ------------  ---------  -----------
Income from operations                      (979,955)             280,025              -    (1,259,980)  (174,025)           -

Eliminate goodwill and amortization                                                                                    276,465
Other expense (income)                       598,283                    -              -       598,283
                                       --------------  -------------------  -------------  ------------  ---------  -----------
Income (loss)  before taxes               (1,578,238)             280,025              -    (1,858,263)  (174,025)    (276,465)

Income taxes                                   1,200                    -              -         1,200
                                       --------------  -------------------  -------------  ------------  ---------  -----------
Net income (loss)                      $  (1,579,438)             280,025              -    (1,859,463)  (174,025)    (276,465)

Weighted average shares                  137,260,160                                                                15,500,000
Earnings (loss) per share              $       (0.01)


                                         PROFORMA
                                          BALANCE
                                       -------------
Cash                                         90,286
Accounts receivable                         159,913
Inventory                                         -
Other current assets                        218,000
Property and Equipment, net                  17,006
Other assets                                111,569
Investment in Classic Care                3,900,000
Goodwil                                           -
                                       -------------
Total Assets                              4,496,774
                                       =============

Accounts payable                            390,079
Other liabilities & accrued expense         179,647
Note payable Classic Care                 2,000,000
Other long-term liabilities               1,361,381
Convertible notes & accrued interest        885,496
Common stock                                233,028
Additional paid in capital               42,119,671
Stockholders equity                         333,938
Retained earnings (deficit)             (43,006,466)
                                       -------------

Total Laibilities and equity              4,496,774
                                       =============



Revenue                                     959,476
Cost of goods                               908,501
                                       -------------
Gross profit                                 50,975

Operating expenses                        1,484,980
                                       -------------
Income from operations                   (1,434,005)

Eliminate goodwill and amortization         276,465
Other expense (income)                      598,283
                                       -------------
Income (loss)  before taxes              (2,308,753)

Income taxes                                  1,200
                                       -------------
Net income (loss)                        (2,309,953)

Weighted average shares                 121,760,160
Earnings (loss) per share              $      (0.02)

                                                                                                                    Exhibit III

                                                      CLASSIC CARE
                                                     BALANCE SHEET
                                                AS OF DECEMBER 31, 2000


                                                                                 ELIMINATE     RECORD     PUBLIC
                                           CLASSIC CARE         CLASSIC CARE        AIDS        NOTE      COMPANY     PROFORMA
                                        06/01/00 - 12/31/00   01/10/00-5/31/00    ACTIVITY   RECEIVABLE  EXPENSES     BALANCE
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------
Cash                                                205,424                  -                                       205,424.32
Accounts receivable                               1,046,682                  -     (65,596)                             981,086
Inventory                                           385,219                  -                                          385,219
Other current assets                                 18,929                  -                                           18,929
Property and Equipment, net                         250,684                  -                                          250,684
Note receivable Kair Holdings                       280,500                  -                2,000,000               2,280,500
Other assets                                              -                  -                                                -
Goodwil                                                   -                  -                                                -
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------

Total Assets                           $          2,187,439                  -     (65,596)   2,000,000         -   $ 4,121,843
                                       =====================  =================  ==========  ==========  =========  ============

Accounts payable                                  1,476,058            139,822                             80,000     1,695,880
Other liabilities & accrued expense                  88,739                  -                                           88,739
Note payable                                              -                  -                                                -
Other long-term liabilities                         (89,391)                 -                                          (89,391)
Convertible notes & accrued interest                      -                  -                                                -
Common stock                                          1,000                  -                2,000,000               2,001,000
Additional paid in capital                          103,439                  -                                          103,439
Stockholders equity                                       -                  -     (16,576)                             (16,576)
Retained earnings                                   607,593           (139,822)    (49,020)               (80,000)      338,751
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------

Total Laibilities and equity           $          2,187,439                  -     (65,596)   2,000,000         -   $ 4,121,843
                                       =====================  =================  ==========  ==========  =========  ============


Revenue                                           5,624,827          2,199,547    (174,922)                           7,649,452
Cost of goods                                     3,761,756          1,626,319    (166,498)                           5,221,577
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------
Gross profit                                      1,863,071            573,228      (8,424)                           2,427,875

Operating expenses                                1,885,360            713,050     (25,000)                           2,573,410
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------
Income from operations                              (22,289)          (139,822)     16,576                             (145,535)

Eliminate goodwill and amortization                       -                                                                   -
Other expense (income)                                    -                  -           -                (80,000)      (80,000)
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------
Income before taxes                                 (22,289)          (139,822)     16,576                             (145,535)

Income taxes                                            800                  -           -                                  800
                                       ---------------------  -----------------  ----------  ----------  ---------  ------------
Net income (loss)                      $            (23,089)          (139,822)     16,576                          $  (146,335)

Weighted average shares                                                                                              10,700,000
Earnings (loss) per share                                                                                           $     (0.01)

                                                                                                                    Exhibit IV

                                                      CLASSIC CARE
                                                     BALANCE SHEET
                                                AS OF DECEMBER 31, 2000


                                                                    ELIMINATE     RECORD     PUBLIC
                                        CLASSIC CARE                   AIDS        NOTE      COMPANY     PROFORMA
                                         9/30/2001     ADJUSTMENTS   ACTIVITY   RECEIVABLE  EXPENSES     BALANCE
                                       --------------  -----------  ----------  ----------  ---------  ------------
Cash                                        (254,064)      254,064                                               -
Accounts receivable                        1,685,527             -   (159,913)                           1,525,614
Inventory                                    546,264             -                                         546,264
Other current assets                          15,129             -                                          15,129
Property and Equipment, net                  254,821             -                                         254,821
Note receivable Kair Holdings                      -             -               2,000,000               2,000,000
Other assets                                       -             -                                               -
Goodwil                                            -             -                                               -
                                       --------------  -----------  ----------  ----------  ---------  ------------

Total Assets                           $   2,247,677       254,064   (159,913)   2,000,000         -   $ 4,341,828
                                       ==============  ===========  ==========  ==========  =========  ============

Accounts payable                           1,732,338       254,064                            60,000     2,046,402
Other liabilities & accrued expense              800             -                                             800
Note payable                                       -             -                                               -
Other long-term liabilities                 (389,392)            -                                        (389,392)
Convertible notes & accrued interest          90,690             -                                          90,690
Common stock                                   1,000             -               2,000,000               2,001,000
Additional paid in capital                   103,438             -                                         103,438
Stockholders equity                                -             -   (333,938)                            (333,938)
Retained earnings                            708,801             -    174,025                (60,000)      822,826
                                       --------------  -----------  ----------  ----------  ---------  ------------

Total Laibilities and equity           $   2,247,675       254,064   (159,913)   2,000,000         -   $ 4,341,826
                                       ==============  ===========  ==========  ==========  =========  ============



Revenue                                   11,391,327             -   (959,476)           -         -    10,431,851
Cost of goods                              9,495,792             -   (908,501)           -               8,587,291
                                       --------------  -----------  ----------  ----------  ---------  ------------
Gross profit                               1,895,535             -    (50,975)           -         -     1,844,560

Operating expenses                         1,615,510             -   (225,000)           -               1,390,510
                                       --------------  -----------  ----------  ----------  ---------  ------------
Income from operations                       280,025             -    174,025            -         -       454,050

Eliminate goodwill and amortization                -                                                             -
Other expense (income)                             -             -          -            -                       -
                                       --------------  -----------  ----------  ----------  ---------  ------------
Income before taxes                          280,025             -    174,025            -         -       454,050

Income taxes                                       -             -          -            -                       -
                                       --------------  -----------  ----------  ----------  ---------  ------------
Net income (loss)                      $     280,025             -    174,025            -         -   $   454,050

Weighted average shares                                                                                 10,700,000
Earnings (loss) per share                                                                              $      0.04


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